UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2012

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On October 10, 2012, a wholly-owned subsidiary of Hines Global REIT Properties LP, which is a subsidiary of Hines Global REIT, Inc. ("Hines Global"), acquired Distribution Park Sosnowiec, an industrial park located in Katowice, Poland.  The seller is not affiliated with Hines Global or its affiliates. This acquisition represents the fifth industrial park in Hines Global Poland Logistics Portfolio of industrial parks.

After reasonable inquiry, Hines Global is not aware of any material factors relating to the logistics facility that would cause the reported financial information not to be necessarily indicative of future operating results. This Form 8-K is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.

Distribution Park Sosnowiec, Poland - For the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

Independent Auditors' Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2012
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits - None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

December 14, 2012	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Partners of
Hines Global REIT Properties, L.P.
Houston, TX

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Distribution Park Sosnowiec, a logistics facility located in Katowice, Poland for the year ended December 31, 2011. This Historical Summary is the responsibility of Distribution Park Sosnowiec's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Logistics Facility's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Hines Global REIT, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Logistics Facility's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Logistics Facility for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
December 14, 2012

4

DISTRIBUTION PARK SOSNOWIEC
KATOWICE, POLAND
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

Revenues:	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
Rental revenue	$2,423,379	$3,244,340
Other revenue	73	5,266
Total revenues	2,423,452	3,249,606
Certain operating expenses:
Utilities	274,488	416,048
Real estate taxes	319,275	445,185
Repairs and maintenance	97,684	116,485
Cleaning services	—	31,270
Building management services	124,738	143,680
Insurance	23,483	33,610
Total certain operating expenses	839,668	1,186,278
Revenues in excess of certain operating expenses	$1,583,784	$2,063,328

See accompanying notes to statements of revenues and certain operating expenses.

5

DISTRIBUTION PARK SOSNOWIEC
KATOWICE, POLAND
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

(1)  Organization

On December 22, 2011, a subsidiary of Hines Global REIT, Inc. (the “Company”) entered into a purchase agreement for, Distribution Park Sosnowiec, a logistics facility located in Katowice, Poland. On March 29, 2012, the preliminary purchase agreement for the acquisition of Distribution Park Sosnowiec was amended to add certain additional closing conditions to the purchaser's obligation to acquire the asset and the closing of such asset was delayed pending the satisfaction of these closing conditions. The Company completed the acquisition of Distribution Park Sosnowiec on October 10, 2012, after the completion of these closing conditions.

Distribution Park Sosnowiec was constructed in 2005 and consists of 506,980 square feet of rentable area that is 100% leased to five tenants.

(2)  Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and operating expenses of Distribution Park Sosnowiec, exclusive of interest expense, depreciation and amortization and management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of Distribution Park Sosnowiec.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2012 included in this report is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

In preparing the accompanying financial statements, we evaluated events and transactions that occurred subsequent to December 31, 2011, through the date that the accompanying financial statements were available to be issued on December 14, 2012.

(3)  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

Distribution Park Sosnowiec's operations consist of rental revenue earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses.  The tenant leases have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which resulted in a decrease to rental revenue contractual rent of $36,292 for the nine months ended September 30, 2012 and an excess of contractual rent of $308,297 for the year ended December 31, 2011.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.
(c)  International Operations

The Polish zloty (“PLN”) is the functional currency for Distribution Park Sosnowiec.  The Historical Summary of Distribution Park Sosnowiec has been translated into U.S. dollars for reporting purposes using the average exchange rate for the period.

6

DISTRIBUTION PARK SOSNOWIEC
KATOWICE, POLAND
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2012 (Unaudited) and the Year Ended December 31, 2011

(5)  Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating leases in effect as of December 31, 2011 are as follows:

Year ending December 31:	Amount
2012	$2,193,156
2013	2,055,644
2014	1,300,735
2015	189,611
2016	—
Thereafter	—
Total	$5,739,146

 Total minimum future rental revenue represents the base rent that tenants are required to pay under the terms of their leases in effect at December 31, 2011 exclusive of charges for contingent rents, operating expenses and real estate taxes.  There were no significant contingent rents during the year ended December 31, 2011.

Of the total rental revenue for the year ended December 31, 2011, 37% was earned from two tenants in the distribution industry whose leases expire in 2014 and 2015, 35% was earned from a tenant in the supply chain industry whose lease expires in 2014, 18% was earned from a tenant in the manufacturing industry whose lease expires in 2017 and 10% was earned from a tenant in the warehousing industry whose lease expires in 2014.

* * * * *

7

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT, Inc. (“Hines Global”) and, together with Hines Global REIT Properties, LP (the “Operating Partnership”), (the “Company”) made the following acquisitions since January 1, 2011:

Property Name	Date of Acquisition	Net Purchase Price
Stonecutter Court	March 11, 2011	$145.6 million
FM Logistic	April 27, 2011	$70.8 million
Gogolevsky 11	August 25, 2011	$96.1 million
250 Royall Street	September 9, 2011	$57.0 million
Campus at Marlborough	October 28, 2011	$103.0 million
Fisher Plaza	December 15, 2011	$160.0 million
9320 Excelsior Boulevard	December 27, 2011	$69.5 million
Poland Logistics Portfolio (1)	March 29, 2012	$157.1 million
144 Montague	April 16, 2012	$91.3 million
100 Brookes Street	July 13, 2012	$67.6 million
Minneapolis Retail Center	August 1, 2012	$125.3 million
550 Terry Francois	August 31, 2012	$180.0 million

(1) The net contract purchase price for four logistics facilities was €98.6 million (approximately $131.3 million based on a rate of $1.33 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. On October 10, 2012, a subsidiary of the Company acquired a fifth logistics facility, Distribution Park Sosnowiec. The contract purchase price was €19.9 million (approximately $25.8 million based on a rate of $1.29 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. The Company refers to all five of these logistics facilities located in Poland, collectively, as the Poland Logistics Portfolio.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of Distribution Park Sosnowiec occurred on September 30, 2012 and the unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2011.

In management's opinion, all adjustments necessary to reflect the effects of these acquisitions have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2012
(In thousands, except per share amounts)

	September 30, 2012	Adjustments for Distribution Park Sosnowiec Acquisition		Pro Forma
ASSETS
Investment property, net	$1,440,105	$22,614	(a)	$1,462,719
Investment in unconsolidated entities	3,573	—		3,573
Cash and cash equivalents	72,007	(10,175)	(a)	61,832
Restricted cash	8,410	—		8,410
Derivative instruments	3,360	—		3,360
Tenant and other receivables	22,597	—		22,597
Intangible lease assets, net	400,114	3,389	(a)	403,503
Deferred leasing costs, net	5,005	—		5,005
Deferred financing costs, net	11,527	—		11,527
Real estate loans receivable	30,073	—		30,073
Other assets	8,694	(1,020)	(a)	7,674
Total Assets	$2,005,465	$14,808		$2,020,273
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	36,670	73	(b)	36,743
Due to affiliates	6,449	579	(c)	7,028
Intangible lease liabilities, net	28,139	285	(a)	28,424
Other liabilities	15,539	—		15,539
Derivative instruments	16,785	—		16,785
Distributions payable	10,281	—		10,281
Notes payable to affiliates	21,026	—		21,026
Notes payable	964,473	14,523	(d)	978,996
Total liabilities	1,099,362	15,460		1,114,822

Commitments and Contingencies	—	—		—

Equity:
Stockholders' equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of September 30, 2012	—	—		—
Common shares, $.001 par value; 1,500,000 common shares authorized, 124,959 common shares issued and outstanding as of September 30, 2012	125	—		125
Additional paid-in capital	997,841	—		997,841
Accumulated deficit	(114,786)	(652)	(b)(c)	(115,438)
Accumulated other comprehensive income (loss)	(13,013)	—		(13,013)
Total stockholders' equity	870,167	(652)		869,515
Noncontrolling interests	35,936	—		35,936
Total equity	906,103	(652)		905,451
Total Liabilities and Equity	$2,005,465	$14,808		$2,020,273

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012

Adjustments for Distribution Park Sosnowiec

(a)
To record the pro forma effect of the Company's acquisition of Distribution Park Sosnowiec assuming it had occurred on September 30, 2012. Investment property and intangible lease assets and liabilities were recorded at fair value. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's acquisition expenses related to the acquisition of Distribution Park Sosnowiec.

(c)	To record the pro forma effect of the Company's 2.25% acquisition fee related to the acquisition of Distribution Park Sosnowiec.

(d)
To record the pro forma effect of the additional borrowings made on the Poland Logistics Portfolio secured credit facility to complete the acquisition of Distribution Park Sosnowiec. Additional borrowings were made in the amount of €11.2 million ($14.5 million based on a rate of $1.29 on the transaction date) at a variable interest rate of 2.93% in effect on the transaction date. See See Note 5 - Debt Financing in the September 30, 2012 10-Q for additional information regarding the Poland Logistics Portfolio's secured credit facility.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2012
(In thousands, except per share amounts)

	Nine Months Ended September 30, 2012	Adjustments for Distribution Park Sosnowiec Acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$121,244	$2,458	(a)	$31,848	(d)	$155,550
Other revenue	8,706	—		1,433	(d)	10,139
Total revenues	129,950	2,458		33,281		165,689
Expenses:
Property operating expenses	28,140	520	(a)	5,180	(d)	33,840
Real property taxes	11,380	319	(a)	3,373	(d)	15,072
Property management fees	2,748	74	(b)	774	(d)	3,596
Depreciation and amortization	60,602	1,311	(a)	15,734	(d)	77,647
Acquisition related expenses	11,577	—		(11,491)	(e)	86
Asset management and acquisition fees	19,427	—		(15,485)	(f)	3,942
General and administrative expenses	2,650	—		—		2,650
Total expenses	136,524	2,224		(1,915)		136,833
Income (loss) before other income (expenses) and benefit (provision) for income taxes	(6,574)	234		35,196		28,856
Other income (expenses):
Gain (loss) on derivative instruments	427	—		—		427
Other gains (losses)	446	—		—		446
Interest expense	(26,912)	(319)	(c)	(5,698)	(g)	(32,929)
Interest income	55	—		13		68
Income (loss) before benefit (provision) for income taxes	(32,558)	(85)		29,511		(3,132)
Benefit (provision) for income taxes	154	—		—		154
Net income (loss)	(32,404)	(85)		29,511		(2,978)
Net (income) loss attributable to noncontrolling interests	508	—		—		508
Net income (loss) attributable to common stockholders	$(31,896)	$(85)		$29,511		$(2,470)
Basic and diluted income (loss) per common share:	$(0.30)					$(0.02)
Weighted average number common shares outstanding	105,985			1,431	(h)	107,416

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Nine Months Ended September 30, 2012

(a)
To record the pro forma effect of the Company's acquisition of Distribution Park Sosnowiec based on its historical results of operations assuming that the acquisition had occurred on January 1, 2011. Depreciation and amortization was calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's 3.0% property management fee assuming that the acquisition of Distribution Park Sosnowiec had occurred on January 1, 2011.

(c)
To record the pro forma effect of interest expense on the addtional €11.2 million ($14.5 million based on a rate of $1.29 on the transaction date) borrowings made on the Poland Logistics Portfolio's secured credit facility to acquire Distribution Park Sosnowiec. The interest rate on the secured credit facility was 2.93% as of the date of acquisition.

(d)
To record the pro forma effect of the Company's acquisitions of the first four industrial properties in the Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, the Minneapolis Retail Center and 550 Terry Francois based on their historical results of operations assuming that the acquisitions had occurred on January 1, 2011.

(e)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisitions listed in (d) above.

(f)
To eliminate the effect of the non-recurring acquisition fees recorded in relation to the Company's acquisitions listed in (d) above. No pro forma adjustments were made in relation to the 1.5% asset management fee.

(g)
To record the pro forma effect of the Company's interest expense assuming that the Company had permanent financing in place as of January 1, 2011 related to its acquisitions of its first four industrial properties in the Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, and the Minneapolis Retail Center. See Note 5 - Debt Financing in the September 30, 2012 10-Q for additional information regarding the Company's financing activity.

(h)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisitions described in (a) and (d) above, less amounts received from the financing activities described in (c) and (g) above.  This adjustment assumes that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Nine Months Ended September 30, 2012

Pro Forma Nine Months Ended September 30, 2012
Cash needed to acquire 17600 Gillette	$20,350
Cash needed to acquire the Brindleyplace Project	59,290
Cash needed to acquire Hock Plaza	17,933
Cash needed to acquire Southpark	13,187
Cash needed to acquire Fifty South Sixth	89,992
Cash needed to acquire Stonecutter Court	54,751
Cash needed to acquire FM Logistic	70,848
Cash needed to acquire Gogolevsky 11	56,450
Cash needed to acquire 250 Royall	57,000
Cash needed to acquire the Campus at Marlborough	45,584
Cash needed to acquire Fisher Plaza	160,000
Cash needed to acquire 9320 Excelsior Boulevard	69,470
Cash needed to acquire the Poland Logistics Portfolio (including Distribution Park Sosnowiec)	75,979
Cash needed to acquire 144 Montague	32,946
Cash needed to acquire 100 Brookes Street	23,700
Cash needed to acquire the Minneapolis Retail Center	59,784
Cash needed to acquire 550 Terry Francois	38,000
945,264
Net cash received from each share of common stock issued	$8.80

Common stock needed to purchase the properties listed above	107,416
Less: Historical weighted average common shares outstanding	(105,985)
1,431

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(In thousands, except per share amounts)

	Year Ended December 31, 2011	Adjustments for Distribution Park Sosnowiec Acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	88,657	3,291	(a)	117,938	(d)	209,886
Other revenue	6,869	5	(a)	7,160	(d)	14,034
Total revenues	95,526	3,296		125,098		223,920
Expenses:
Property operating expenses	19,403	741	(a)	23,740	(d)	43,884
Real property taxes	7,677	445	(a)	11,089	(d)	19,211
Property management fees	2,231	99	(b)	3,174	(d)	5,504
Depreciation and amortization	53,167	1,748	(a)	56,655	(d)	111,570
Acquisition related expenses	5,863	—		(5,599)	(e)	264
Asset management and acquisition fees	20,453	—		(3,503)	(f)	16,950
General and administrative expenses	3,129	—		—		3,129
Total expenses	111,923	3,033		85,556		200,512
Income (loss) before other income (expenses) and benefit (provision) for income taxes	(16,397)	263		39,542		23,408
Other income (expenses):
Gain (loss) on derivative instruments	(16,523)	—		—		(16,523)
Other gains (losses)	174	—		—		174
Interest expense	(23,167)	(425)	(c)	(17,444)	(g)	(41,036)
Interest income	189	—		51		240
Income (loss) before benefit (provision) for income taxes	(55,724)	(162)		22,149		(33,737)
Benefit (provision) for income taxes	(2,885)	—		(1,306)	(d)	(4,191)
Net income (loss)	(58,609)	(162)		20,843		(37,928)
Net (income) loss attributable to noncontrolling interests	1,592	—		—		1,592
Net income (loss) attributable to common stockholders	(57,017)	(162)		20,843		(36,336)
Basic and diluted income (loss) per common share:	(0.85)					(0.34)
Weighted average number common shares outstanding	67,429			39,987	(h)	107,416

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2011

(a)
To record the pro forma effect of the Company's acquisition of Distribution Park Sosnowiec based on its historical results of operations assuming that the acquisition had occurred on January 1, 2011. Depreciation and amortization was calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)	To record the pro forma effect of the Company's 3.0% property management fee assuming that the acquisition of Distribution Park Sosnowiec had occurred on January 1, 2011.

(c)
To record the pro forma effect of interest expense on the additional €11.2 million ($14.5 million based on a rate of $1.29 on the transaction date) borrowings made on the Poland Logistics Portfolio's secured credit facility to acquire Distribution Park Sosnowiec. The interest rate on the secured credit facility was 2.93% as of the date of acquisition.

(d)
To record the pro forma effect of the Company's acquisitions of Stonecutter Court, FM Logistic, Gogolevsky 11, 250 Royall, the Campus at Marlborough, Fisher Plaza, 9320 Excelsior Boulevard, the first four industrial properties in the Poland Logistics Portfolio, 144 Montague, 100 Brookes Street, the Minneapolis Retail Center and 550 Terry Francois based on their historical results of operations assuming that the acquisitions had occurred on January 1, 2011.

(e)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisitions listed in (d) above.

(f)
To record the pro forma effect of the Company's 1.5% asset management fee assuming that the Company's acquisitions had occurred on January 1, 2011. In addition, this adjustment includes amounts required to eliminate the effect of non-recurring acquisition fees included in the Company's statement of operations for the twelve months ended December 31, 2011 related to these acquisitions of $14.2 million.

(g)
To record the pro forma effect of the Company's interest expense assuming that the Company had permanent financing in place as of January 1, 2011 related to its acquisitions of Stonecutter Court, Gogolevsky 11, the Campus at Marlborough, 144 Montague, the first four industrial properties in the Poland Logistics Portfolio, 100 Brookes Street, and the Minneapolis Retail Center. See Note 4 - Debt Financing in our Form 10-K for the year ended December 31, 2011 for further details related to Stonecutter Court, Gogolevsky 11 and the Campus at Marlborough. See Note 5 - Debt Financing in the September 30, 2012 10-Q for additional information regarding the Company's financing activity related to 144 Montague, the first four industrial properties in the Poland Logistics Portfolio, 100 Brookes Street, and the Minneapolis Retail Center.

(h)
To record the pro forma effect of the proceeds required from the issuance of shares of the Company's common stock to complete the acquisitions described in (a) and (d) above, less amounts received from the financing activities described in (c) and (g) above.  This adjustment assumes that the Company sold shares at a price of $10 per share less commissions, dealer manager fees and issuer costs.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2011

Pro Forma Year Ended December 31, 2011
Cash needed to acquire 17600 Gillette	$20,350
Cash needed to acquire the Brindleyplace Project	59,290
Cash needed to acquire Hock Plaza	17,933
Cash needed to acquire Southpark	13,187
Cash needed to acquire Fifty South Sixth	89,992
Cash needed to acquire Stonecutter Court	54,751
Cash needed to acquire FM Logistic	70,848
Cash needed to acquire Gogolevsky 11	56,450
Cash needed to acquire 250 Royall	57,000
Cash needed to acquire the Campus at Marlborough	45,584
Cash needed to acquire Fisher Plaza	160,000
Cash needed to acquire 9320 Excelsior Boulevard	69,470
Cash needed to acquire the Poland Logistics Portfolio (including Distribution Park Sosnowiec)	75,979
Cash needed to acquire 144 Montague	32,946
Cash needed to acquire 100 Brookes Street	23,700
Cash needed to acquire the Minneapolis Retail Center	59,784
Cash needed to acquire 550 Terry Francois	38,000
945,264
Net cash received from each share of common stock issued	$8.80

Common stock needed to purchase the properties listed above	107,416
Less: Historical weighted average common shares outstanding	(67,429)
39,987

Notes to Unaudited Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2012 and
the Year Ended December 31, 2011

(1)  Investment Properties Acquired After January 1, 2011

On March 11, 2011, the Company acquired all of the share capital of Sofina for the sole purpose of acquiring Stonecutter Court, a core office building with two adjacent, ancillary buildings located in London, United Kingdom. Stonecutter Court was constructed in 1995 and consists of 152,829 square feet of rentable area that is 100% leased to three tenants.

On April 27, 2011, a subsidiary of the Company acquired Dolorous Limited and Ifmall Finance Ltd. for the sole purpose of acquiring FM Logistic Industrial Park. FM Logistic Industrial Park was constructed from 1998 - 2004 and consists of 748,578 square feet of rentable area that is 100% leased to one tenant.

On August 25, 2011, a subsidiary of the Company acquired Maxrange and Fibersoft Limited for the sole purpose of acquiring Gogolevsky 11, a nine-story office building located in Moscow, Russia.  Gogolevsky 11 was constructed in 1996 and consists of 85,740 square feet of rentable area that is 100% leased to six tenants.

On September 9, 2011, a subsidiary of the Company acquired 250 Royall Street, an office building located in Canton, Massachusetts.  250 Royall Street was constructed in 2002 and consists of 185,171 square feet of rentable area that is 100% leased to one tenant.

On October 28, 2011, a subsidiary of the Company acquired the Campus of Marlborough, a complex of three interconnected office buildings and one amenity building along with an undeveloped parcel of land located in Marlborough, Massachusetts. The Campus at Marlborough was constructed in 1999 and consists of 532,246 square feet of rentable area that is 100% leased to six tenants.

On December 15, 2011, a subsidiary of the Company acquired Fisher Plaza, a two-building office complex located in Seattle, Washington that was constructed from 2000 - 2003 and consists of 293,727 square feet of rentable area and is 96% leased to 39 tenants.

On December 27, 2011, a subsidiary of the Company acquired 9320 Excelsior Boulevard, an office building located in Minneapolis, Minnesota that was constructed in 2010 and consists of 254,915 square feet of rentable area.  In connection with this acquisition, the Company entered into a lease with Cargill, Inc (the seller) for all of the net rentable area of the building.

On March 29, 2012, a subsidiary of the Company acquired a portfolio of four logistics facilities in Poland: ProLogis Park Warsaw I, located in Warsaw, Poland; ProLogis Park Warsaw III, located in Warsaw, Poland; ProLogis Park Bedzin I, located in Upper Silesia, Poland; and ProLogis Park Wroclaw II, located in Wroclaw, Poland.  The net contract purchase price for these four logistics facilities was €98.6 million (approximately $131.3 million based on a rate of $1.33 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. On October 10, 2012, a subsidiary of the Company acquired its fifth logistics facility in Poland, Distribution Park Sosnowiec. The net contract purchase price was €19.9 million (approximately $25.8 million based on a rate of $1.29 per Euro as of the transaction date), exclusive of transaction costs and working capital reserves. The Company refers to all five of these logistics facilities located in Poland, collectively, as the Poland Logistics Portfolio. The Poland Logistics Portfolio properties were constructed between 1995 and 2009 and consist of 2,266,404 square feet of rentable area that is 95% leased to 26 tenants.

On April 16, 2012, a subsidiary of the Company acquired 144 Montague, an office building located in Brisbane, Australia.  The net contract purchase price was 88.1 million Australian dollars (“AUD”) (approximately $91.3 million using a rate of $1.04 per AUD as of the transaction date).  Hines Global funded the acquisition using proceeds from our current public offering and debt financing.

On July 13, 2012, a subsidiary of the Company acquired 100 Brookes Street, an office building located in Brisbane, Australia. The net purchase price for 100 Brookes Street was 66.5 million AUD ($67.6 million assuming a rate of $1.02 per AUD based on the exchange rate in effect on the transaction date), exclusive of transaction costs, financing fees and working capital reserves. The acquisition was funded using proceeds from the Initial Offering and a 43.2 million AUD ($44.3 million assuming a rate of $1.02 per AUD based on the transaction date) mortgage loan with the Bank of Western Australia Ltd.

On August 1, 2012, a wholly-owned subsidiary of the Company acquired Minneapolis Retail Center, a retail project located just outside Minneapolis, Minnesota. The net purchase price was $125.3 million dollars, exclusive of transaction costs and working capital reserves. The acquisition was funded using proceeds from the Initial Offering, borrowings under the Revolving Credit Facility and a $65.5 million mortgage loan with Allianz Life Insurance Company of North America.

On August 31, 2012, a wholly-owned subsidiary of the Company acquired 550 Terry Francois, a core office building located in San Francisco, California. The net purchase price for 550 Terry Francois was $180.0 million, exclusive of transaction costs and working capital reserves. The acquisition was funded using proceeds from the Initial Offering and borrowings under the Revolving Credit Facility.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of Distribution Park Sosnowiec occurred on September 30, 2012 and the unaudited pro forma consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2011.